Exhibit 10.2
Execution Version
AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT AND U.S. ABL SECURITY AGREEMENT
This AMENDMENT NO. 1 (this “Amendment”), dated as of July 1, 2021, to the ABL Credit Agreement and the U.S. ABL Security Agreement (each as defined below), is entered into by and among CAPITOL INVESTMENT MERGER SUB 2, LLC, a Delaware limited liability company (“Holdings”), NESCO HOLDINGS II, INC., a Delaware corporation (the “Borrower”), each of the other Grantors (as defined in the U.S. ABL Security Agreement) (together with Holdings and the Borrower, the “Grantors”), BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (in such capacities, the “Agent”) and the Lenders (as defined below) party hereto.
WHEREAS, (a) the Borrower, Holdings, the Agent and the financial institutions party thereto from time to time as lenders (collectively, the “Lenders” and each individually, a “Lender”) entered into that certain Revolving Credit Agreement, dated as of April 1, 2021 (as amended, restated, amended and restated, modified, supplemented, extended or renewed prior to the date hereof, the “ABL Credit Agreement”; capitalized terms not otherwise defined herein shall have the respective meaning assigned to such terms in the ABL Credit Agreement), and (b) the Borrower, Holdings, the other Grantors party thereto and the Agent entered into that certain U.S. ABL Security Agreement, dated as of April 1, 2021 (as amended, restated, amended and restated, modified, supplemented, extended or renewed prior to the date hereof, the “U.S. ABL Security Agreement”);
WHEREAS, pursuant to Section 13.12 of the ABL Credit Agreement, the Borrower has requested the ABL Credit Agreement and the U.S. ABL Security Agreement be amended as set forth herein; and
WHEREAS, the Borrower, Holdings, each other Grantor, the Agent and the Lenders constituting the Supermajority Lenders under the ABL Credit Agreement agree, pursuant to and in accordance with Section 13.12 of the ABL Credit Agreement, to the amendments to the ABL Credit Agreement and the U.S. ABL Security Agreement as set forth in Section 1 of this Amendment.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments. Subject to the terms and conditions to effectiveness set forth in Section 2 hereof:
(a)the following definitions in Section 1.01 of the ABL Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth below:
(a)Clause (b) of the definition of “Eligible Fleet Inventory” shall be amended as follows:
“(b)    such Fleet Inventory is subject to a first priority (except for Permitted Borrowing Base Liens) perfected Lien in favor of the Collateral Agent; provided that with respect to Titled Goods otherwise constituting Eligible Fleet Inventory (x) that are owned by a Credit Party on the Closing Date, during the period from the Closing Date until ~~the date that is 120 days after the Closing Date~~December 31, 2021, or (y) acquired at any time after the Closing Date, so long as the Payment Conditions applicable to a Permitted Acquisition described in clause (i) or (ii) of the definition thereof are then met, during the period from the date of acquisition of such Titled Goods until the date that is the later of (A) 30 days after such date of acquisition and (B) ~~120 days after the Closing Date~~December 31, 2021, in each case, such Titled Goods shall be deemed to have met the requirements of this clause (b) regardless of whether such Titled Goods are actually subject to a perfected first priority Lien in favor of the Collateral Agent at such time;”;
(b)Clause (f) of the definition of “Eligible Inventory” shall be amended as follows:
“(f)    is not subject to a first priority (subject to Permitted Borrowing Base Liens) perfected Lien in favor of the Collateral Agent; provided that with respect to Titled Goods otherwise constituting Eligible Fleet Inventory (x) that are owned by a Credit Party on the Closing Date, during the period from the Closing Date until ~~the date that is 120 days after the Closing Date~~December 31, 2021, or (y) acquired at any time after the Closing Date, so long as the Payment Conditions applicable to a Permitted Acquisition described in clause (i) or (ii) of the definition thereof are then met, during the period from the date of acquisition of such Titled Goods until the date that is the later of (A) 30 days after such date of acquisition and (B) ~~120 days after the Closing Date~~December 31, 2021, in each case, such Titled Goods shall be deemed to have met the requirements of this clause (f) regardless of whether such Titled Goods are actually subject to a perfected first priority Lien in favor of the Collateral Agent at such time;”; and
(b)Section 3.13 of the U.S. ABL Security Agreement is hereby amended by replacing the phrase “within 180 days after the Closing Date” with “no later than December 31, 2021”, in the first instance that it appears.
SECTION 2.Effectiveness. Section 1 of this Amendment shall become effective on the date that the Agent shall have received this Amendment, duly executed by the Borrower, Holdings, the other Grantors and the Supermajority Lenders. This Amendment is a “Credit Document” for purposes of the ABL Credit Agreement and the other Credit Documents.
SECTION 3.Reference to and Effect on the ABL Credit Agreement and the U.S. ABL Security Agreement.
(a)On and after the effectiveness of this Amendment, each reference in the ABL Credit Agreement and the U.S. ABL Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the ABL Credit Agreement and the U.S. ABL Security Agreement, as applicable, shall mean and be a reference to the ABL Credit Agreement and the U.S. ABL Security Agreement, in each case, as amended by, and after giving effect to, this Amendment.
(b)Each Credit Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in each of the Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the ABL Credit Agreement and the U.S. ABL Security Agreement, as applicable, shall mean and be a reference to the ABL Credit Agreement and the U.S. ABL Security Agreement as amended by, and after giving effect to, this Amendment.
SECTION 4.Entire Agreement. This Amendment, the ABL Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the ABL Credit Agreement or any other Credit Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the ABL Credit Agreement or such other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as amended hereby.
SECTION 5.Acknowledgments. Each of Holdings and the Borrower (on its own behalf and on behalf of each other Credit Party (other than Holdings)) hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations under the Security Documents and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.
SECTION 6.Miscellaneous Provisions. The provisions of Sections 13.01, 13.08, 13.09, 13.11, 13.13, 13.18, 13.22 and 13.23 of the ABL Credit Agreement shall apply with like effect as to this Amendment.
SECTION 7.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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SECTION 8.Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
CAPITOL INVESTMENT MERGER SUB 2, LLC,
as Holdings
By:    /s/ Bradley Meader
    Name:    Bradley Meader
    Title:    Chief Financial Officer
NESCO HOLDINGS II, INC.,
as Borrower
By:    /s/ Bradley Meader
    Name:    Bradley Meader
    Title:    Chief Financial Officer
CTOS BLOCKER I, L.P., by its general partner, CTOS BLOCKER GP I L.L.C.
as a Guarantor
By:    /s/ Bradley Meader
    Name:    Bradley Meader
    Title:    Chief Financial Officer
CTOS BLOCKER II, L.P., by its general partner, CTOS BLOCKER GP II L.L.C., as a Guarantor
By:    /s/ Bradley Meader
    Name:    Bradley Meader
    Title:    Chief Financial Officer
CTOS BLOCKER GP I L.L.C.
CTOS BLOCKER GP II L.L.C.
CTOS CALIFORNIA, LLC
EQUIPMENT REPAIR SOLUTIONS, LLC
LOAD KING PARTS, LLC
NESCO FINANCE CORPORATION
NESCO, LLC
NORTH AMERICAN EQUIPMENT ROAD SERVICE, LLC
NORTH AMERICAN EQUIPMENT UPFITTERS, LLC,
each as a Guarantor

By:    /s/ Bradley Meader
    Name:    Bradley Meader
    Title:    Chief Financial Officer
[Signature Page to Project Cardinal - Amendment No. 1]

CTE PROPERTIES, LLC
CTE, LLC
CTEC HOLDING CO., LLC
CTEC, LLC
CTOS RENTALS, LLC
CTOS, LLC
CUSTOM CRANE RENTAL, LLC
CUSTOM EQUIPMENT RENTAL, LLC
CUSTOM FABRICATION & EQUIPMENT, LLC
CUSTOM TRUCK & EQUIPMENT, LLC
CUSTOM TRUCK ONE SOURCE FORESTRY EQUIPMENT, LLC
LOAD KING, LLC
TNT EQUIPMENT SALES & RENTALS, LLC
UCO EQUIPMENT, LLC
UTILITY FLEET RENTAL, LLC
UTILITY FLEET TRANSPORT, LLC
UTILITY ONE SOURCE GP, L.L.C.,
each as a Guarantor

By:    /s/ Bradley Meader
    Name:    Bradley Meader
    Title:    Vice President - Finance
CUSTOM TRUCK ONE SOURCE, L.P., by its general partner, UTILITY ONE SOURCE GP, L.L.C., as a Guarantor
By:    /s/ Bradley Meader
    Name:    Bradley Meader
    Title:    Vice President - Finance
UTILITY FLEET SALES, LTD., by its general partner, UTILITY ONE SOURCE GP, L.L.C., as a Guarantor
By:    /s/ Bradley Meader
    Name:    Bradley Meader
    Title:    Vice President - Finance

[Signature Page to Project Cardinal - Amendment No. 1]

BANK OF AMERICA, N.A.,
as Administrative Agent, Collateral Agent, a Lender and an Issuing Bank
By:    /s/ Monirah J. Masud
    Name:    Monirah J. Masud
    Title:    Senior Vice President

[Signature Page to Project Cardinal - Amendment No. 1]

PNC BANK, NA,
as a Lender and Issuing Bank
By:    /s/ Albert Sarkis
    Name:    Albert Sarkis
    Title:    Senior Vice President
[Signature Page to Project Cardinal - Amendment No. 1]

Wells Fargo Bank, N.A.,
as a Lender and Issuing Bank
By:    /s/ Laura Nickas
    Name:    Laura Nickas
    Title:    Authorized Signatory
[Signature Page to Project Cardinal - Amendment No. 1]

Citibank, N.A.,
as a Lender and Issuing Bank
By:    /s/ Christopher Marino
    Name:    Christopher Marino
    Title:    Director & Vice President
[Signature Page to Project Cardinal - Amendment No. 1]

Deutsche Bank AG New York Branch,
as a Lender and Issuing Bank
By:    /s/ Yumi Okabe
    Name:    Yumi Okabe
    Title:    Vice President

By:    /s/ Philip Tancorra
    Name:    Philip Tancorra
    Title:    Vice President
[Signature Page to Project Cardinal - Amendment No. 1]

BANK OF MONTREAL,
as a Lender and Issuing Bank
By:    /s/ Elizabeth Mitchell
    Name:    Elizabeth Mitchell
    Title:    Vice President

[Signature Page to Project Cardinal - Amendment No. 1]

Fifth Third Bank, National Association
as a Lender and Issuing Bank
By:    /s/ Jack McAllister
    Name:    Jack McAllister
    Title:    Vice President
[Signature Page to Project Cardinal - Amendment No. 1]

MUFG Union Bank, N.A.
as a Lender and Issuing Bank
By:    /s/ Paul M. Angland
    Name:    Paul M. Angland
    Title:    Director
[Signature Page to Project Cardinal - Amendment No. 1]

Royal Bank of Canada,
as a Lender and Issuing Bank
By:    /s/ Stuart Coulter
    Name:    Stuart Coulter
    Title:    Authorized Signatory
[Signature Page to Project Cardinal - Amendment No. 1]

CIBC Bank USA,
as a Lender and Issuing Bank
By:    /s/ Zach Strube
    Name:    Zach Strube
    Title:    Managing Director

[Signature Page to Project Cardinal - Amendment No. 1]